EXHIBIT 10.2

                             MTM TECHNOLOGIES, INC.

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated August 1, 2005 to be effective as of July 16, 2005 is by and among (a) MTM TECHNOLOGIES, INC., a New York corporation (the "Company"), (b) Steven Rothman, a natural person, (c) Howard Pavony, a natural person (Messrs. Rothman and Pavony collectively, the "Executives") (d) PEQUOT PRIVATE EQUITY FUND III, L.P. and PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P. (each a "Pequot Stockholder" and, collectively, the "Pequot Stockholders"), (d) CONSTELLATION VENTURE CAPITAL II, L.P., CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P., THE BSC EMPLOYEE FUND VI, L.P. and CVC II PARTNERS, LLC (each a "Constellation Stockholder" and collectively, the "Constellation Stockholders").

                              Preliminary Statement
                              ---------------------

     WHEREAS, pursuant to that certain Purchase Agreement, dated as of January 29, 2004 (the "Initial Series A Purchase Agreement"), between the Company and the Pequot Stockholders the Pequot Stockholders purchased an aggregate of 3,255,814 shares of the Company's Series A-1 convertible preferred stock, par value $0.001 per share (the "Series A-1 Preferred Stock") and detachable warrants (the "Series A-1 Warrants") to purchase up to 500,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") and purchased an aggregate of 2,000,000 shares of the Company's Series A-2 convertible preferred stock, par value $0.001 per share (the "Series A-2 Preferred Stock") and detachable warrants (the "Series A-2 Warrants") to purchase up to 400,000 shares of Common Stock and, the Pequot Stockholders had the option to request that the Company issue and sell to the Pequot Stockholders an aggregate of 3,846,154 shares of the Company's Series A-3 convertible preferred stock, par value $0.001 per share (the "Series A-3 Preferred Stock") and detachable warrants (the "Series A-3 Warrants") to purchase up to 769,232 shares of Common Stock;

     WHEREAS, in accordance with Section 11.2 of the Initial Series A Purchase Agreement, the Pequot Stockholders had the right to assign their right to purchase the Series A-3 Preferred Stock and Series A-3 Warrants and certain of their right, title and interest under the Initial Series A Purchase Agreement with respect to the Series A-3 Preferred Stock and the Series A-3 Warrants to any third party reasonably acceptable to the independent directors of the Company without the prior written consent of the Company;

     WHEREAS, the Pequot Stockholders provided the requisite notice to the Company indicating their desire to purchase Series A-3 Preferred Stock and Series A-3 Warrants for an aggregate purchase price of $6,250,000 and, pursuant to that certain Series A-3 Convertible Preferred Stock Assignment Agreement, dated as of December 10, 2004, between the Pequot Stockholders and the Constellation Stockholders, the Pequot Stockholders assigned to the Constellation Stockholders all of their rights and obligations under the Initial Series A Purchase Agreement to purchase from the Company 1,923,077 shares of the Series A-3 Preferred Stock at a purchase price of $3.25 per share any and Warrants for the purchase of 384,616 shares of Common Stock for an aggregate


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purchase price of $6,250,000 together with all rights and obligations of a
"Purchasers" under the Initial Series A Purchase Agreement with respect to the such Series A-3 Preferred Stock and the Series A-3 Warrants; and

     WHEREAS, pursuant to a Purchase Agreement, dated December 7, 2004 (as the same may be amended or supplemented, the "Purchase Agreement"), among the Company and the Investor Stockholders, providing for the issuance and sale by the Company to the Investor Stockholders of (i) convertible secured subordinated promissory notes in the aggregate principal amount of up to $10,000,000 (the "Series A-4 First Tranche Notes") which, subject to Shareholder Approval, are convertible in accordance with their terms into shares of Series A-4 convertible preferred stock, par value $0.001 per share, of the Company (the "Series A-4 Preferred Stock") and (ii) detachable warrants, subject to Shareholder Approval, to purchase up to 615,385 shares of Common Stock (each, a "Series A-4 Initial Warrant" and, collectively, the "Series A-4 Initial Warrants"), and the grant of an option by the Company to the Investor Stockholders of (x) convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000 (the "Series A-4 Second Tranche Notes" and together with the Series A-4 First Tranche Notes, the "Series A-4 Notes") which are convertible in accordance with their terms into shares of Series A-4 Preferred Stock, (y) detachable warrants to purchase up to 923,077 shares of Common Stock (each, a "Series A-4 Additional Warrant" and, collectively, the "Series A-4 Additional Warrants" and together with the Series A-4 Initial Warrants, the "Series A-4 Warrants") and (iii) convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000 (the "Series A-5 Notes" and together with the Series A-4 Notes, the "Notes") maturing on the herein defined Maturity Date which are convertible in accordance with their terms into shares of Series A-5 Convertible Preferred Stock, $0.001 par value per share (the "Series A-5 Preferred Stock"), pursuant to the Purchase Agreement;

     WHEREAS, simultaneously with, and as a condition to, the closing of the transactions contemplated by the Purchase Agreement, the Company, the Investor Stockholders and the Executives are entering into this Agreement in order to amend and restate that certain Registration Rights Agreement, dated as of May 21, 2004, between the Company, the Pequot Stockholders and the Executives (the "Initial Registration Rights Agreement") and to provide certain registration and other rights with respect to the Common Stock held by or issuable to the Investor Stockholders and to provide the Executives with certain registration rights, subject to the terms and provisions of this Agreement, with respect to the Common Stock held by the Executives and to set forth certain restrictions and obligations of the Company and the Stockholders;

     WHEREAS, in connection with certain amendments to the employment and other arrangements of one of the Executives with the Company, such Executive and the Company desire to amend certain provisions of this Agreement;

     WHEREAS, except for those registration rights set forth in (i) the Initial Registration Rights Agreement, (ii) that certain Registration Rights Agreement, dated December 10, 2004, between the Company and the Shareholders listed therein (the "Vector Registration Rights Agreement"), (iii) that certain Piggyback Registration Rights Agreement, dated as of March 11, 2005, among the Company and the stockholders listed on Schedule I thereto (the "Info Systems Piggyback


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Agreement"), and (iv) this Agreement, no other registration rights, have been granted by the Company to its shareholders and are in existence as of the date hereof.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and the Purchase Agreement, and intending to be legally bound, the parties hereto agree that the Initial Registration Rights Agreement is hereby amended and restated in its entirety as follows:


                              Terms and Conditions
                              --------------------

     Section 1. Definitions. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement:

     "Adjustment Provisions." As defined in Section 3(a) hereof.

     "Agreement." As defined in the initial paragraph hereof.

     "Common Stock." As defined in the Preliminary Statement hereof.

     "Constellation Majority in Interest." The Constellation Stockholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon conversion or exercise of the Shares and Warrants purchased by such Constellation Stockholders in accordance with the Initial Series A Purchase Agreement and the Purchase Agreement.

     "Constellation Stockholders." (i) Constellation Venture Capital II, L.P.
(ii) Constellation Venture Capital Offshore II, L.P. (iii) The BSC Employee Fund VI, L.P. (iv) CVC II Partners, LLC and (v) any other Person to whom the right to acquire any Notes or Series A Preferred Stock have been assigned by Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. or CVC II Partners, LLC for so long as such Persons hold Registrable Securities transferred by Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. or CVC II Partners, LLC and any other Person to whom Registrable Securities transferred by Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. or CVC II Partners, LLC are transferred so long as any such Person holds Registrable Securities transferred by Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. or CVC II Partners, LLC; provided, however, that any transferee shall be a Constellation Stockholder only in connection with the Registrable Securities transferred by Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. or CVC II Partners, LLC held by such Person.

     "Executives." As defined in the initial paragraph hereof.

     "Exchange Act." The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "Info Systems Piggyback Agreement." As defined in the Preliminary Statement hereof.


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     "Initial Registration Rights Agreement." As defined in the Preliminary
Statement hereof.

     "Initial Series A Purchase Agreement." As defined in the Preliminary Statement hereof.

     "Initial Series A-1 Closing Date" May 21, 2004.

     "Investor Stockholders." The Pequot Stockholders and the Constellation Stockholders, collectively.

     "NASD." The National Association of Securities Dealers, Inc.

     "Nasdaq." The Nasdaq Stock Market.

     "Notes." As defined in the Preliminary Statement hereof.

     "Pavony." Howard Pavony.

     "Person." An individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a business trust, a joint venture, an unincorporated organization or a government entity or any department, agency, or political subdivision thereof.

     "Pequot Majority in Interest." The Pequot Stockholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon conversion or exercise of the Shares and Warrants purchased by such Pequot Stockholders in accordance with the Initial Series A Purchase Agreement and the Purchase Agreement.

     "Pequot Stockholders." (i) Pequot Private Equity Fund III, L.P., (ii) Pequot Offshore Private Equity Partners III, L.P. and (iii) any other Person to whom the right to acquire any Notes or Series A Preferred Stock have been assigned by either Pequot Private Equity Fund III, L.P. or Pequot Offshore Private Equity Partners III, L.P. for so long as such Persons hold Registrable Securities transferred by either Pequot Private Equity Fund III, L.P. or Pequot Offshore Private Equity Partners III, L.P. and any other Person to whom Registrable Securities transferred by either Pequot Private Equity Fund III, L.P. or Pequot Offshore Private Equity Partners III, L.P. are transferred so long as any such Person holds Registrable Securities transferred by either Pequot Private Equity Fund III, L.P. or Pequot Offshore Private Equity Partners III, L.P.; provided, however, that any transferee shall be a Pequot Stockholder only in connection with the Registrable Securities transferred by either Pequot Private Equity Fund III, L.P. or Pequot Offshore Private Equity Partners III, L.P. held by such Person.

     "Piggyback Registration." As defined in Section 4(a) hereof.

     "Purchase Agreement." As defined in the Preliminary Statement hereof.

     "Notes." As defined in the Preliminary Statement hereof.

     "Registrable Securities." Any Common Stock issued or issuable upon conversion or exercise of the Shares and Warrants or deriving therefrom, all shares of Common Stock owned by the Executives on the Initial Series A-1 Closing


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Date, and all other shares of Common Stock of the Company or any successor owned from time to time by the Investor Stockholders; provided, that a Registrable Security ceases to be a Registrable Security when (i) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144").

     "Registration Expenses." As defined in Section 7(a) hereof.

     "Registration Statement." Registration Statement shall mean the registration statement contemplated by Section 3 and any additional registration statements contemplated by Section 4, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, all exhibits attached thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "SEC." The United States Securities and Exchange Commission.

     "Securities Act." The Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Series A Preferred Stock." The Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock, collectively.

     "Series A-1 Preferred Stock." As defined in the Preliminary Statement hereof.

     "Series A-1 Warrants." As defined in the Preliminary Statement hereof.

     "Series A-2 Preferred Stock." As defined in the Preliminary Statement hereof.

     "Series A-2 Warrants." As defined in the Preliminary Statement hereof.

     "Series A-3 Preferred Stock." As defined in the Preliminary Statement hereof.

     "Series A-3 Warrants." As defined in the Preliminary Statement hereof.

     "Series A-4 Preferred Stock." As defined in the Preliminary Statement hereof.

     "Series A-4 Warrants." As defined in the Preliminary Statement hereof.

     "Series A-5 Preferred Stock." As defined in the Preliminary Statement hereof.

     "Shareholder Approval". The approval by the shareholders of the Company of the Certificate of Incorporation, the authorization and issuance of (or the conversion of the Notes into) the Series A-4 Preferred Stock and Series A-5 Preferred Stock, the exercise of the Series A-4 Warrants and the issuance of any Common Stock issuable upon conversion or exercise of the foregoing.


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     "Shares." The shares of Series A Preferred Stock issued to the Investor
Stockholders in accordance with the Initial Series A Purchase Agreement and the Purchase Agreement.

     "Warrants." The Series A-1 Warrants, Series A-2 Warrants, Series A-3 Warrants and Series A-4 Warrants issued to the Investor Stockholders.

     "Vector Registration Rights Agreement." As defined in the Preliminary Statement hereof.

     Section 2. Securities Subject to this Agreement.

     (a) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire, Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

     (b) Majority of Registrable Securities. As used in this Agreement, the term "majority of the Registrable Securities" means more than 50% of the Registrable Securities being registered unless the context indicates that it is more than 50% of the Registrable Securities then issued and outstanding.

     Section 3. Initial Registration. (a) Subject to receipt of necessary information from the Investor Stockholders, the Company will, as soon as practical but in no event later than 60 days following (a) the date of any issuance of Series A Preferred Stock and (b) the date of notice to the Company of any acquisition of Common Stock then having a fair market value of at least $150,000 by the Investor Stockholders, prepare and file with the SEC a Registration Statement on Form S-1 or, if applicable, Form S-3, or any equivalent form for registration by small business issuers in accordance with the Securities Act, to permit a public offering and resale of the Registrable Securities then issued or underlying any then issued Shares or Warrants under the Securities Act on a continuous basis under Rule 415. The Company acknowledges that the plan of distribution contemplated by such Registration Statement shall include offers and sales through underwriters or agents, offers and sales directly to investors, block trades and such other methods of offer and sale as the Investor Stockholders shall request. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC within 150 days following the applicable date referred to in Section 3(a)(a) or (b) above. The Company will cause such Registration Statement to remain effective until such time as all of the shares of Common Stock designated thereunder are sold or the holders thereof are entitled to rely on Rule 144(k) for sales of Registrable Securities without registration under the Securities Act and without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144(c), (e), (f) or (h). The Company will pay all Registration Expenses of each registration of Registrable Securities pursuant to this Section 3. The number of shares of Common Stock designated in the Registration Statement shall be equal to the sum of the number of shares of Common Stock (x) issuable upon (A) the conversion of the Shares then issued to the Investor Stockholders and (B) the exercise of the Warrants held by the Investor Stockholders and (y) issued to the Executives as of the time of the Initial Series A-1 Closing Date. The Company acknowledges that at the time the Company files the Registration Statement pursuant to this
Section 3 the number of Registrable Securities issuable to the Investor Stockholders will not be fixed due to the antidilution and other provisions related to the Shares and Warrants ("Adjustment Provisions"). Accordingly, the


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Company agrees that it will register the number of shares of Common Stock issuable on conversion of the Shares and on the exercise of the Warrants held by the Investor Stockholders as of filing such Registration Statement. The Company agrees that, thereafter, it will file, within a reasonable period of time after each issuance of Shares or Warrants to the Investor Stockholders such amendments and/or supplements to the Registration Statement, and such additional Registration Statements as are necessary in order to ensure that at least 100% of the number of shares of Common Stock issuable on conversion of such Shares and on the exercise of such Warrants and any other Registrable Securities then held by the Investor Stockholders are included in a Registration Statement.

     (b) Executives' Registrable Securities. If any of the Executives desires, from time to time, to include his Registrable Securities for resale in a Registration Statement filed pursuant to Section 3(a), such Executives may include, collectively, an amount of Registrable Securities equal to the greater of (x) 50% of the Registrable Securities being registered by the Pequot Stockholders in such resale or (y) a portion of such Executive's Registrable Securities equal to the aggregate number of Registrable Securities owned by the Executives multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities owned by the Executives and the denominator of which is the aggregate number of Registrable Securities. Registrable Securities held by each Executive shall be included pro rata based on the number of Registrable Securities that each Executive desires to include.

     (c) Selection of Underwriters. If any registration pursuant to this Section 3 is an underwritten offering, the holders of at least 63% of the Registrable Securities will select as the investment banker(s) and manager(s) that will administer the offering a nationally recognized investment banker(s) and manager(s) with demonstrable industry-specific expertise and experience and reasonably acceptable to the Company.

     (d) Liquidated Damages. If the Company fails to file or use reasonable best efforts to cause a Registration Statement to be declared effective in accordance with respective time periods set forth in Section 3, the Company shall pay to each Investor Stockholder including Registrable Securities issued on conversion of securities purchased pursuant to the Purchase Agreement in such Registration Statement, as liquidated damages and not as a penalty, an amount equal to 0.25% of the purchase price paid for such securities if such failure continues for 90 days and 0.50% of such purchase price if such failure continues for more than 90 days. Notwithstanding the foregoing, each time period set forth in Section 3 shall be extended by 90 days upon the occurrence of any event that would permit the Company to suspend the effectiveness of a Registration Statement as provided in Section 12, and such liquidated damages shall be payable only upon the failure to file or to use such efforts to cause the effectiveness of such Registration Statement following an additional period of 90 days after such extension. Liquidated damages payable pursuant to this Section 3(d) may be paid in cash or such securities valued at the price paid for such securities.

     Section 4. Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities in an underwritten offering under the Securities Act, whether for its own account or for the account of another stockholder (except for the


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registration of securities to be offered pursuant to an employee benefit plan on
Form S-8, pursuant to a registration made on Form S-4 or any successor forms then in effect) at any time other than pursuant to a registration in connection with Section 3 above and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify in writing all Investor Stockholders and Pavony no later than twenty
(20) days prior to the anticipated filing date. Subject to the provisions of
Section 4(c), the Company will include in the Piggyback Registration all Registrable Securities owned by the Investor Stockholders and Pavony with respect to which the Company has received written requests for inclusion within ten (10) days after the issuance of the Company's notice. Each of such Investor Stockholders' and Pavony's notice shall state the intended method of disposition of the Registrable Securities by such Investor Stockholder or Pavony. Such Registrable Securities may be made subject to an underwriters' over-allotment option, if so requested by the managing underwriter. An Investor Stockholder or Pavony may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration. In any Piggyback Registration, the Company, the Investor Stockholders, Pavony and any Person who hereafter becomes entitled to register its securities in a registration initiated by the Company must sell their securities on the same terms and conditions. A registration of Registrable Securities pursuant to this Section 4 shall be in addition to the registration pursuant to Section 3.

     (b) Piggyback Expenses. The Company shall pay all Registration Expenses in connection with a Piggyback Registration by the Investor Stockholders or Pavony.

     (c) Underwriting; Priority on Piggyback Registrations. The right of any Investor Stockholder or Pavony to be included in an underwritten registration pursuant to this Section 4 shall be conditioned upon such Investor Stockholder's or Pavony's participation in such underwriting and the inclusion of such Investor Stockholder's or Pavony's Registrable Securities in the underwriting to the extent provided herein. If the managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (i) first, all securities the Company proposes to sell; (ii) second, up to the full number or dollar amount of Registrable Securities requested to be included in the registration by the Investor Stockholders and Pavony (allocated pro rata among the Investor Stockholders and Pavony, on the basis of the dollar amount or number of Registrable Securities requested to be included, provided, that in the event such pro rata allocation results in less than 175,000 shares of the Registrable Securities requested to be included in such registration by Pavony being included in the offering, Pavony shall be entitled to have 175,000 shares of Registrable Securities (or such lesser amount as actually requested) included in the offering and the remainder of Registrable Shares shall allocated pro rata among the Investor Stockholders); and (iii) third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree; provided, that no Registrable Securities of the Pequot Stockholders, the Constellation Stockholders or Pavony shall be subject to any cutback in the amount of Registrable Securities requested to be included in the registration unless all other holders of securities requesting to be included in such registration have been excluded from such registration; provided, further, that no Registrable


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Securities of the Pequot Stockholders or the Constellation Stockholders shall be subject to any cutback which would result in the Pequot Stockholders' or the Constellation Stockholders owning less than 750,000 shares of Common Stock. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the allocation provided for in this Section 4(c) shall apply to the determination of which securities are to be included in the registration of such shares.
Notwithstanding the forgoing, if the Investor Stockholders waive their rights under this Section 4(c) in whole, Pavony shall be deemed to have waived his rights without any further action by Pavony; provided, however, that the failure of the Investor Shareholders to exercise their right to include Registrable Securities in the registration shall not constitute a waiver and shall not affect Pavony's rights. Notwithstanding the forgoing, if the Investor Stockholders waive their rights under this Section 4(c) in part or agree to changes in the priority for inclusion of Registrable Securities held by them in a registration, Pavony shall be deemed to have waived his rights or agreed to such changes ratably to the same extent as the Investor Shareholders without any further action by Pavony; provided, however, that with respect to any remaining rights under Section 4(c) after the waiver or agreement to change in priority, the first 175,000 shares of the Registrable Securities requested to be included in the registration by Pavony shall have priority in registration over any Registrable Securities request to be included by the Investor Shareholders.

     (d) Selection of Underwriters. In any Piggyback Registration, the Company will select as the investment banker(s) and manager(s) that will administer the offering a nationally recognized investment banker(s) and manager(s) with demonstrable industry-specific expertise and experience. The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s); provided, that the liability of any holder of Registrable Securities shall be limited to such holder's net proceeds received from the sale of its Registrable Securities in such offering and such limitation shall not be amended by any underwriting agreement or arrangement.

     (e) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Investor Stockholder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7 hereof.

     Section 5. "Lock-Up" Agreements.

     If requested by the managing underwriter, each holder of Registrable Securities agrees not to sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to (each, a "Disposition") any Registrable Securities (or other securities) of the Company held by such holder (other than those included in the registration) for a 30 day period (or such longer period requested by the managing underwriter which shall in no event exceed 90 days) after the effective date of any Registration Statement filed by the Company pursuant to Section 4 unless the managing underwriter(s) agrees otherwise; provided, however, that all executive officers and directors of the Company, all holders of at least five percent (5%) of the Company's equity


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securities purchased from the Company (other than securities purchased from the
Company at any time after December 10, 2004 in a registered public offering) and all other persons with registration rights (whether or not pursuant to this Agreement) are bound by and have entered into a similar agreement and the restrictions on transfer have not been waived in whole or in part with respect to any such executive officers, directors, holders or persons.

     Section 6. Registration Procedures.

     (a) Obligations of the Company. Whenever required to register any Registrable Securities, the Company shall as expeditiously as practicable:

          (1) prepare and, as soon as practicable, but in any event in the case of a registration pursuant to Section 3 within the time provided in Section 3, file with the SEC a Registration Statement on the appropriate form and use reasonable best efforts to cause the Registration Statement to become effective. At least ten (10) days before filing a Registration Statement or prospectus or at least three (3) business days before filing any amendments or supplements thereto, the Company will furnish to the counsel of the holders of a majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel's review and approval, which approval shall not be unreasonably withheld or delayed;

          (2) immediately notify each seller of Registrable Securities of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

          (3) prepare and file with the SEC such amendments and supplements to the Registration Statement and the corresponding prospectus necessary to keep the Registration Statement effective, in the case of the registration required by Section 3 hereof for the period provided in Section 3 and in any other case for 90 days or such shorter period as may be required to sell all Registrable Securities covered by the Registration Statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during each period in accordance with the sellers' intended methods of disposition as set forth in the Registration Statement;

          (4) furnish to each seller of Registrable Securities a sufficient number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as a seller may reasonably request to facilitate the disposition of the seller's Registrable Securities;

          (5) use its best efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as any seller requests within twenty (20) days following the original filing of a Registration Statement and do any and all other reasonable acts and things that may be necessary or advisable to enable the seller to consummate the disposition of the seller's Registrable Securities in such jurisdiction; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process;

          (6) notify each seller of Registrable Securities, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and use reasonable best efforts to prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

          (7) cause all registered Registrable Securities to be listed on each securities exchange or quotation system, if any, on which similar securities issued by the Company are then listed;

          (8) provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the Registration Statement;

          (9) enter into such customary agreements, including an underwriting agreement in customary form (which underwriting agreement shall include a "lock-up" agreement regarding offers or sales by the Company, in customary form and with such duration as may be reasonably requested by the underwriters), and take all other actions in connection with those agreements as the holders of a majority of the Registrable Securities being registered or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

          (10) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent of any such seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any seller, underwriter, attorney, accountant, or other agent in connection with the Registration Statement; provided that an appropriate confidentiality agreement is executed by any such seller, underwriter, attorney, accountant or other agent;

          (11) in connection with any underwritten offering, obtain a "comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "comfort" letters as the holders of a majority of the Registrable Securities being registered or the managing underwriter reasonably request (and, if the Company is able after using its reasonable efforts, the letter shall be addressed to holders of the Registrable Securities, the Company and the underwriters);

          (12) in connection with any underwritten offering, furnish, at the request of the holders of a majority of the Registrable Securities being registered or underwriter(s) of the offering, an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and reasonably satisfactory to counsel representing the holders of Registrable Securities being registered and the underwriter(s) of the offering, addressed to the underwriters and to the holders of the Registrable Securities being registered;

          (13) use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

          (14) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD or Nasdaq;

          (15) make available members of management of the Company for assistance in the selling effort relating to the Registrable Securities covered by such registration, including, but not limited to, the participation of such members of the Company's management in presentations to potential purchasers; and

          (16) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

     (b) Seller Information. In the event of any registration by the Company, from time to time, the Company may require each seller of Registrable Securities subject to the registration to furnish to the Company information regarding such seller, the Registrable Securities held by it, and the distribution of the securities subject to the registration, and such seller shall furnish all such information reasonably requested by the Company.

     (c) Notice to Discontinue. Each holder of Registrable Securities agrees by acquisition of such securities that, upon receipt of any notice from the Company of any event of the kind described in Section 6(a)(6), the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by Section 6(a)(6). In addition, if the Company requests, the holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. If the Company gives any such notice, the time period mentioned in Section 6(a)(3) shall be extended by the number of days elapsing between the date of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated in Section 6(a)(6).

     (d) Notice by Holders. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, those holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event concerning that holder of the Registrable Securities, as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Section 7. Registration Expenses.

     (a) Generally. All Registration Expenses incurred in connection with the Company's performance of or compliance with this Agreement shall be paid as provided in this Agreement. The term "Registration Expenses" includes without limitation all registration filing fees, reasonable professional fees and other reasonable expenses of the Company's compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company and up to $25,000 for reasonable fees and disbursements of counsel for the selling Investor Stockholders; reasonable fees and disbursement of the independent certified public accountants selected by the Company (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and applicable stock exchange, NASD and Nasdaq registration and filing fees. The term "Registration Expenses" does not include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, all of which shall be paid by the Company, nor does it include underwriting fees or commissions or transfer taxes, all of which shall be paid by each of the sellers of Registrable Securities with respect to the Registrable Securities sold by such seller. For the avoidance of doubt, the parties hereto acknowledge and agree that any and all fees and expenses of underwriters retained in connection with a plan of distribution of the Registrable Securities described in Section 3 are expressly excluded from the definition of "Registration Expenses" above.

     (b) Other Expenses. To the extent the Company is not required to pay Registration Expenses, each holder of securities included in any registration will pay those Registration Expenses allocable to the holder's securities so included, and any Registration Expenses not allocable will be borne by all sellers in proportion to the number of securities each registers.

     Section 8. Indemnification.

     (a) Indemnification by Company. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Securities Act and the Exchange Act) the holder against any and all losses, claims, damages, liabilities and expenses arising out of (i) any untrue or allegedly untrue statement of material fact contained in any Registration Statement or any amendment thereof under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment thereof or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein, and (ii) any failure to comply with any law, rule or regulation applicable to such registration. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party, and shall survive the transfer of such Registrable Securities by such holder. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act and the Exchange Act) the underwriters, to the extent customary in such agreements.

     (b) Indemnification by Holders of Securities. In connection with any Registration Statement, each participating holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and each participating holder agrees, severally and not jointly, to indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Securities Act and the Exchange Act) the Company against any and all losses, claims, damages, liabilities and expenses arising out of any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing to the Company expressly for use therein and only in an amount not exceeding the net proceeds received by the holder with respect to securities sold pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by the Company, and shall survive the transfer of such Registrable Securities by such holder. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each participating holder of Registrable Securities will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the same extent as it has indemnified the Company; provided, that the indemnity obligations of any holder contained in such agreement shall be limited to the amount of such holder's net proceeds received from the sale of its Registrable Securities in such offering.

     (c) Indemnification Proceedings. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term thereof the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation or which includes any non-monetary settlement. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be under an obligation to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties.

     (d) Contribution. If the indemnification provided for in Section 8(a) or
(b) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party and the indemnifying party and the parties' relative intent and knowledge.

     The parties hereto agree that it would not be just and equitable if contribution pursuant this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no participating holder of Registrable Securities acting as an indemnifying party shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by such participating holder exceeds the amount of any damages that such participating holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The obligations of the Company and the holders of Registrable Securities under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement, including the termination of this Agreement.

     Section 9. Rule 144. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

     (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

     (c) So long as a holder owns any Registrable Securities, furnish to such holder forthwith upon request; a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

     Section 10. Participation in Underwritten Registration. No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (the holders of Registrable Securities in a registration pursuant to Section 3 and the Company in a piggyback registration pursuant to Section 4(d)), and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

     Section 11. Termination. This Agreement shall terminate with respect to a holder of Registrable Securities as of such time such holder is entitled to rely on Rule 144(k) for sales of Registrable Securities without registration under the Securities Act and without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144 (c), (e), (f) or (h).

     Section 12. Suspension of Registration Statement. The Company shall be permitted to suspend the effectiveness of any Registration Statement hereunder if (i) the Company provides at least 10 days' prior written notice to the Investor Stockholders of the Company's intention to make a public offering of its Common Stock within 30 days of such notice, other than a Registration Statement filed pursuant to Section 3 hereof or (ii) a merger, acquisition, business combination or other material transaction has been proposed and is being actively considered by the Company and notice of the same is provided to the Investor Stockholders. Notwithstanding anything to the contrary in this
Section 12, the Company shall not be permitted to suspend the effectiveness of any Registration Statement hereunder for more than 30 consecutive days at any one time or more than 60 days in any 12-month period.

     Section 13. Miscellaneous.

     (a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of voting common stock of the Company into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after December 10, 2004. The Company shall use its best efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the holders of Registrable Securities on terms substantially the same as this Agreement as a condition of any such transaction.

     (b) Amendment. This Agreement may be amended or modified only by a written agreement executed by (i) the Company, (ii) a Pequot Majority in Interest and
(iii) a Constellation Majority in Interest. Section 3(b) of this Agreement shall not be amended without the consent of the Executives. Any Amendment or modification shall bind all of the parties hereto. Notwithstanding anything contained in this Section 13(b) to the contrary, if any amendment to this Agreement adversely affects the rights of one or more Investor Stockholder but not all Investor Stockholders, the written agreement of and such adversely affected Investor Stockholder shall be required prior to any such amendment.

     (c) Attorneys' Fees. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys' fees in addition to any other available remedy at law or in equity.

     (d) Benefit of Parties; Assignment. Subject to the terms and conditions of the Purchase Agreement, the Amended and Restated Shareholders' Agreement dated as of August 1, 2005, as amended, between the Company, the Executives and the Investor Stockholders and this subsection (d), including, without limitation, the transfer restrictions contained therein, all of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including, without limitation, all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement. The rights to cause the Company to register Registrable Securities under this Agreement may be transferred or assigned by such holder only to: (i) partners, members and affiliates of such holder or (ii) a transferee or assignee who acquires at least five percent (5%) of the Registrable Securities held by such holder and then outstanding (or, if a smaller amount, the number of Registrable Securities held by such holder on an as-converted and fully diluted basis), provided that the Company is given written notice promptly following the time of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing prior to such transfer or assignment, the obligations of such holder under this Agreement.

     (e) Captions. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

     (f) Cooperation. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

     (g) Counterparts; Facsimile Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

     (h) Entire Agreement. Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in the Transaction Documents (as defined in the Purchase Agreement) and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein or therein and that the Transaction Documents supersede all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in the Transaction Documents.

     (i) Governing Law. The internal law of the State of New York will govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state's choice of law rules to the contrary.

     (j) No Inconsistent Agreements. Except for the registration rights granted pursuant to the Initial Registration Rights Agreement, the Vector Registration Rights Agreement and the Info Systems Piggyback Agreement, the Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. For so long as at least 30% of the shares of Series A Preferred Stock issued by the Company remain outstanding, the Company shall not, except with the prior written consent of at least a majority in interest of the Registrable Securities held by the Investor Stockholders, enter into any agreement with respect to its securities that shall grant to any Person registration rights that in any way conflict with or are prior to or equal in right to the rights provided under this Agreement.

     (k) Notices. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and properly addressed to the addresses of the parties set forth, (i) with respect to the Company and the Investor Stockholders, in the Purchase Agreement and (ii) with respect to the Executives, on the books and records of the Company, or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing. All notices shall be effective upon receipt.

     (l) Specific Performance. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity that the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

     Validity of Provisions. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, however, that this Agreement shall be interpreted to carry out to the greatest extent possible the intent of the parties and to provide to each party substantially the same benefits as such party would have received under this Agreement if such invalid part of this Agreement had been enforceable. Whenever the words "include" or "including" are used in the Agreement, they shall be deemed to be followed by the words "without limitation."

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    COMPANY:
                                    -------

                                    MTM TECHNOLOGIES, INC.

                                    By:   /s/ Francis J. Alfano
                                       ---------------------------------------
                                       Name:  Francis J. Alfano
                                       Title: Chief Executive Officer


                                    PEQUOT STOCKHOLDERS:
                                    -------------------

                                    PEQUOT PRIVATE EQUITY FUND III, L.P.

                                    By:  Pequot Capital Management, Inc.,
                                         as Investment Manager


                                    By:   /s/ Aryeh Davis
                                       ---------------------------------------
                                       Name:  Aryeh Davis
                                       Title: General Counsel


                                    Notice to:       Carlos Rodrigues
                                                     C/o Pequot Capital
                                                       Management, Inc.
                                                     500 Nyala Farm Road
                                                     Westport, CT 06880

                                    With a copy to:  Aryeh Davis, Esq.
                                                     Pequot Capital Management,
                                                       Inc.
                                                     153 East 53rd Street
                                                     Citicorp Center, 35th Floor
                                                     New York, NY 10022


                                    PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III,
                                      L.P.

                                    By:  Pequot Capital Management, Inc.,
                                         as Investment Manager

                                    By:   /s/ Aryeh Davis
                                       ---------------------------------------
                                       Name:  Aryeh Davis
                                       Title: General Counsel


      Signature Page to Amended and Restated Registration Rights Agreement

                                    Notice to:       Carlos Rodrigues
                                                     C/o Pequot Capital
                                                       Management, Inc.
                                                     500 Nyala Farm Road
                                                     Westport, CT 06880

                                    With a copy to:  Aryeh Davis, Esq.
                                                     Pequot Capital Management,
                                                       Inc.
                                                     153 East 53rd Street
                                                     Citicorp Center, 35th Floor
                                                     New York, NY 10022


                                    CONSTELLATION STOCKHOLDERS:
                                    --------------------------

                                    CONSTELLATION VENTURE CAPITAL II, L.P.

                                    By:  Constellation Ventures Management II,
                                           LLC
                                         Its General Partner

                                    By:   /s/ Clifford Friedman
                                       ---------------------------------------
                                       Name:  Clifford Friedman
                                       Title: Senior Managing Director

                                    Notice to:       c/o Constellation Ventures
                                                     383 Madison Avenue
                                                     28th Floor
                                                     New York, New York 10179


                                    CONSTELLATION VENTURE CAPITAL OFFSHORE II,
                                      L.P.

                                    By:  Constellation Ventures Management II,
                                           LLC
                                         Its General Partner

                                    By:   /s/ Clifford Friedman
                                       ---------------------------------------
                                       Name:  Clifford Friedman
                                       Title: Senior Managing Director

                                    Notice to:       c/o Constellation Ventures
                                                     383 Madison Avenue
                                                     28th Floor
                                                     New York, New York 10179


      Signature Page to Amended and Restated Registration Rights Agreement

                                    THE BSC EMPLOYEE FUND VI, L.P.

                                    By:  Constellation Ventures Management II,
                                           LLC
                                         Its General Partner

                                    By:   /s/ Clifford Friedman
                                       ---------------------------------------
                                       Name:  Clifford Friedman
                                       Title: Senior Managing Director

                                    Notice to:       c/o Constellation Ventures
                                                     383 Madison Avenue
                                                     28th Floor
                                                     New York, New York 10179


                                    CVC II PARTNERS, LLC

                                    By:  The Bear Stearns Companies Inc.
                                         Its Managing Member

                                    By:   /s/ Clifford Friedman
                                       ---------------------------------------
                                       Name:  Clifford Friedman
                                       Title: Senior Managing Director

                                    Notice to:       c/o Constellation Ventures
                                                     383 Madison Avenue
                                                     28th Floor
                                                     New York, New York 10179


                                    EXECUTIVES:
                                    ----------


                                    By:  /s/ Steven Rothman
                                       ---------------------------------------
                                       Name: Steven Rothman


                                    By:  /s/ Howard Pavony
                                       ---------------------------------------
                                       Name: Howard Pavony


      Signature Page to Amended and Restated Registration Rights Agreement